
STAND TALL ~ STAND PROUD ~ BE LOUD
AMERICAN
REBEL
light
EST
1776
HAPPY BIRTHDAY
250
AMERICA
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

AMERICAN REBEL® beer

EST 1776

America's Patriotic Brand



AMERICAN REBEL beer EST. 1776

THE AMERICAN REBEL
Andy Ross
BURNING PATRIOTIC FUEL

I've been truly blessed to bowhunt the world for ten years on outdoor TV.

MAXIMUM ARCHERY
WITH Andy Ross
WORLD TOUR


AMERICAN REBEL beer
EST 1776
Andy Ross
AMERICAN REBEL light
THE AMERICAN REBEL
Andy Ross
BURNING PATRIOTIC FUEL
CELEBRATE LIFE
@AMERICANREBELBEER
AMERICANREBELBEER.COM
ANDYROSS.COM
AMERICAN REBEL light
250 AMERICA
America's Patriotic
BORN IN THE USA
We the People
THE PATRIOT STORY CHASING THE AMERICAN DREAM

AMERICAN REBEL beer EST 1776


Andy Ross
TIME TO FIGHT


Andy Ross
ALL AMERICAN HEART


HOLD MY BEER
Cheers AMERICA 250
Andy Ross


I STAND FOR YOU
Andy Ross

Andy's third album, Time to Fight, produces the patriotic anthem, "American Rebel". Andy, Doug and entrepreneur Corey Lambrecht, declared that the song should become a product line, and American Rebel - America's Patriotic Brand was born.

America's Patriotic Brand

THE AMERICAN REBEL
Andy Ross
BURNING PATRIOTIC FUEL

ANDY'S MUSIC EXPLODED

Andy's song "Cold Dead Hand" caught the attention of Danny 'The Count' Koker and he asked Andy to appeared on the History Channels hit tv show, Counting Cars. The episode was called "Rocked and Loaded." The build of his second amendment muscle car featured him as a country-rock artist, and the popularity of his music continued to grow.

The Song "*Cold Dead Hand*" landed Andy on Counting Cars


2ND
Amendment
muscle car




REBEL
AMERICAN SHOOTING JOURNAL
American Patriot
ANDY ROSS
Hunter, Musician, TV Show Host & 2A Defender
AMERICAN REBEL
Tactical Training With
BENGHAZI HEROES
Paronto & Benton
Outdoorswoman
Martha Tansy
Alaska's Real Deal
Brittany Boddington
Bagging A Kyrgyzstan Ibex
GUN REVIEWS
New Shotguns From Dickinson & Mossberg
ALSO INSIDE
Best Offensive Handguns
Riflescope Mounting
Norma's EcoStrike Bullets

FEATURED MAGAZINE

AMERICAN SHOOTING JOURNAL

Andy Ross was featured as the cover story of the **American Shooting Journal**, highlighting his career as a musician, television host, entrepreneur, and the founder of American Rebel. The seven-page feature explores his journey from entertainment to building the American Rebel brand, his support for veterans, and his vision for creating a patriotic American lifestyle company.

AMERICAN REBEL
America's Patriotic Brand

THE AMERICAN REBEL BRAND

SAFE DIVISIONS

SUPERIOR
CHAMPION
AMERICAN REBEL



CONCEALED CARRY

BACKPACKS
COATS
JACKETS

In 2017, American Rebel launched a line of concealed carry backpacks, coats and jackets, focusing on functionality, style, and values that convey the spirit of the 2nd Amendment. The line features our Proprietary Protection Pocket for quick access to your handgun, plus a concealed compartment for extra magazines and other gun accessories.



CCW COATS AND JACKETS



COREY LAMBRECHT

President & COO

Helped acquire Smith & Wesson for $5M in 2001 and scale it to $1B+. Also took Premium Cigars International public in 1997. Leads American Rebel's operational and distribution strategy using the same asset-light, high-velocity playbook.

Publicly Traded Ticker Symbol

AREB

In February 2022

We became a publicly traded company.

AMERICAN REBEL LIGHT BEER

American Rebel Light Beer is a premium domestic light lager, brewed with the freshest ingredients and formulated for a clean, crisp refreshing taste. American Rebel Light Beer fills a void in the premium domestic market for an accessible light beer that consumers can enjoy without compromising their taste or their values. American Rebel Light is "easy to drink and enjoy."


AMERICAN REBEL light
America's Patriotic
12 CANS


AMERICAN REBEL light
EST 1776
HAPPY BIRTHDAY
250 AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
America's Patriotic Beer
CELEBRATE LIFE
CELEBRATE FREEDOM
12 CANS

AMERICAN REBEL LIGHT PRODUCT LINEUP


STAND PROUD - BE LOUD
AMERICAN
REBEL
EST
light
1776
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

U.S. BEER MARKET

$110+

billion in sales for 2022

Share of beer sales in U.S. retail stores


11%
10
9
8
7
6
5
4
Jan. 28
Feb. 25
Mar. 25
April 22
May 20
June 3
Modelo Especial
Bud Light
Coors Light
Miller Lite

Note: Data are for the four-weeks ended on date shown
Source: Nielsen/Bump Williams Consulting

Leverage the strong following of the American Rebel brand for the American Rebel Beer.

We believe the opportunity exists to capture market share of the void left in the market by a major brand for domestic U.S. beers.

Source: https://www.brewersassociation.org/statistics-and-data/national-beer-stats

BevSource + AMERICAN REBEL America's Patriotic Brand


STAND TALL - STAND PROUD - BE LOUD
AMERICAN REBEL light
EST 1776
HAPPY BIRTHDAY 250 AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

The leading provider of beverage solutions & the only fully integrated company in the U.S.

- Leverages industry experience to guide customers from concept to product, minimizing the risk of missteps that can cost time and money
- Expertise spans 20+ beverage categories across the alcoholic, non-alcoholic, and THC space
- Large supply chain network with qualified global partners, resulting in strong execution and scalability as our product demand grows

Track record as one of the best partners for beverage production strategy[1]

- BevSource reviews hundreds of opportunities to partner in the beverage space; For every 100 opportunities, 10 are deemed viable, 2 make it to multiple production runs and 1 succeeds and scales -- AREB is that 1 in the light beer space.
- BevSource selected American Rebel in recognition of AREB's brand success, management's history and market positioning, and capital requited to execute a successful beer.
- BevSource anticipates partnering with AREB on additional beverage offerings.

[1] https://www.bevsource.com/clients

CELSIUS[1] BLUE NORTHER HARD SELTZER[1] KILL CLIFF[1]

CITY BREWING - PREMIER CO-PACKER

Largest co-packer in North America

- Four state-of-the-art beverage production and packaging facilities in LaCrosse, WI; Latrobe, PA; Memphis, TN and Irwindale, CA
- Aggregate production capacity of over 130 million cases annually
- Largest customer of Ball Corporation (NYSE: BALL)

Agreement with American Rebel

- Ability to scale significantly based on demand at one or more of their 4 strategic locations
- BevSource recommended City Brewing as they have a proven track record with City Brewing to execute American Rebel's launch strategy with tremendous success
- With the estimated near-term potential of 2.0M+ cases per year for American Rebel Beer, City Brewing is the perfect partner for American Rebel Beer and other alcohol products in the future

> *From my 20 plus years of experience, **AREB has all the attributes to be one of BevSource's highly successful and sustainable brands**. I see the brand power of AREB in the American Spirit space and the vision, passion, and success of the AREB management team that has us at BevSource convinced we found the right partner!*
>
> \- Dan Macri, EVP Business Development at BevSource


AMERICAN REBEL light
EST 1776

AMERICAN REBEL light EST 1776


AMERICAN REBEL light EST 1776
America's Patriotic
GOD FEARING, CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
12 12 FL OZ. CANS
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic Beer
CELEBRATE LIFE
CELEBRATE FREEDOM
12 16 FL OZ. CANS


ENTER TO WIN
CELEBRATE LIFE
CELEBRATE FREEDOM
AMERICAN REBEL light
100 years balls food stores
centennial celebration
ENTER TO WIN
2/$22
2/$14

Premium Retail Accounts Across Tennessee

Strong Customer Demand and Engagement In "Scan to Win" Promotion as Consumers Continue to Choose American Rebel Premium Light Lager


STAND TALL - STAND PROUD - BE LOUD
AMERICAN
REBEL
light
EST
1776
250
AMERICA
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
WA
MT
ND
MN
ME
ID
SD
WY
WI
MI
NY
MA
CT
UT
IA
NE
PA
CO
IN
OH
KS
IL
WV
VA
KY
MO
NC
AZ
NM
OK
TN
AR
SC
GA
AL
MS
LA
TX
FL
HI
AMERICAN REBEL BEER
PENDING STATES
SECURED STATES
EXPANSION IN PROGRESS


AMERICAN
REBEL
EST 1776
beer
AMERICAN REBEL light
AMERICAN REBEL light
Mobil 1
NASDAQ: AREB
25 YEARS
TSR
TONY STEWART Racing

Our sponsorship of Tony Stewart racing and NHRA has already opened doors as we are currently speaking to multiple convenience chains about American Rebel Beer. Our Nashville HQ offers us the chance to host both wholesale and retail partners to showcase what this brand is about and how it resonates with the community.

AMERICAN REBEL beer EST 1776


AMERICAN
REBEL
light


AMERICAN
REBEL


AMERICAN
REBEL
light
DAYCO
NASDAQ: AREB
HEMI


AMERICAN
REBEL
America's Patriotic Brand

NATIONWIDE BRAND AWARENESS


AMERICAN
REBEL
light
DODGE
DAYCO
NASDAQ: AREB

Our sponsorship of Tony Stewart racing and NHRA has already opened doors as we are currently speaking to multiple convenience chains about American Rebel Beer. Our Nashville HQ offers us the chance to host both wholesale and retail partners to showcase what this brand is about and how it resonates with the community.

Matt Hogan

25 YEARS TSR TONY STEWART Racing


AMERICAN REBEL light
Mobil 1


AMERICAN REBEL light
DODGE
Rinnai

25 YEARS TSR TONY STEWART Racing

Leah Pruett has become a key ambassador for American Rebel Light through the brand's partnership with Tony Stewart Racing. With American Rebel branding featured on her Top Fuel dragster and firesuit throughout the NHRA season, Pruett helps showcase the brand to millions of motorsports fans nationwide, reinforcing American Rebel Light's growing presence in one of America's most passionate and patriotic fan bases.

AMERICAN REBEL beer EST 1776

LEAH PRUETT

AMERICAN REBEL beer



NASHVILLE, TN

BROADWAY & REBEL LIGHT

American Rebel Light has made a strong entrance into Nashville's iconic Broadway district, earning placements in premier live music venues and quickly building momentum in one of the country's most competitive beer markets. Its growing presence on Broadway reflects increasing brand recognition and positions American Rebel Light as a rising name in the heart of Music City.



TALL - STAND PROUD - BE LOUD - AMERICAN
AMERICAN
REBEL
light
EST 1776
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

- KID ROCKS
- TOOTSIES
- RIPPYS
- WHISKEY BENT
- HONKEY TONK CENTRAL
- WHISKEY RIVER
- NASHVILLE UNDERGROUND

AMERICAN REBEL HAS MASSIVE SUCCESS IN KEYSTONE STATE PENNSYLVANIA

The very state our country was founded in 250 years ago is seeing massive success. American Rebel leverages Fourth of July fanfare, live consumer engagement, retailer support, distributor momentum, and digital content to increase continued visibility for America's Patriotic Brand.



AMERICAN REBEL light
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
BORN IN THE USA
AMERICAN REBEL light
EST 1776
PENNSYLVANIA
PENNSYLVANIA
PENNSYLVANIA

RETAIL ACCOUNTS

weis

REDNER'S SINCE 1978

ACME

DISTRIBUTORS

BANKO NORTH, INC EST. 1933 SCRANTON, PA

Muller, Inc. Importer of Fine Beers

ACE DISTRIBUTING

WILSON McGINLEY PITTSBURGH

Mid-State DISTRIBUTING CO.


STAND TALL - STAND PROUD - BE LOUD
AMERICAN REBEL light
EST 1776
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
AMERICAN REBEL light
EST 1776
Lincoln Financial Field

AMERICA'S PATRIOTIC BEER HAS ARRIVED ATONE OF AMERICA'S GREATEST STADIUMS

American Rebel Light's launch at **Lincoln Financial Field** represents another significant milestone in the brand's rapid expansion. As the home of the Philadelphia Eagles and a premier entertainment venue, the stadium introduces American Rebel Light to millions of fans each year, strengthening brand awareness and reinforcing its momentum in high-profile sports and entertainment markets.

A FEW AMERICAN REBEL'S PRESS RELEASES


NHRA
SOUTHERN NATIONALS


AMALIE
GATORNATIONALS
NHRA


AMERICAN REBEL light
Winn-Dixie


KID ROCK'S
HONKY TONK


AMERICAN REBEL light
EST 1776
NAPA
MIDWEST
Nationals
NHRA


AMERICAN REBEL light
EST 1776
SINCE 1903
CLARK
BEVERAGE GROUP INC.


AMERICAN REBEL light
250
FORT CAMPBELL, KENTUCKY


Total Wine
Triple-Digit Reorders
AMERICAN REBEL light
EST 1776


FOX NEWS
FOX BUSINESS
CNBC
AMERICAN REBEL light
EST 1776


AMERICAN REBEL light
EST 1776
ERIC CHURCH
MIRANDA LAMBERT
COLE SWINDELL
COUNTRY STAMPEDE
PARTY IN THE HEARTLAND


Coca-Cola 600
THIS SATURDAY MAY 24TH SHOW STARTS AT 2:30PM
THIS SUNDAY MAY 25TH SHOW STARTS AT 2PM
ANDY ROSS LIVE
ANDY ROSS LIVE


AMERICAN REBEL light
EST 1776
NOW AVAILABLE AT
Tootsies
ORCHID LOUNGE


10:15
A question? Visit our contact page
BUY BEER
10:16
48-PACK
American Rebel Light - 48 PACK (12oz Cans)
$58.99
48 Individual cans of American Rebel Light (4-12Packs)
Add to cart
Buy with Pay


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FAQ
AMERICA'S PATRIOTIC BEER
BUY BEER
24-PACK
American Rebel Beer Shop
American Rebel Light - 24 Cans (16 oz)
$46.99
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SHIPPING TO 40 STATES

American Rebel Beer has accomplished this milestone by contracting with Bevstack, a leading platform aiding adult beverage brands in expanding the brand's e-commerce presence. A customer's order to one of the 40 compliant states is routed directly from americanrebelbeer.com to a network of over 1,300 retailers across the 40 participating states, enabling in-state shipping and timely delivery.


AMERICAN REBEL beer
KC SPOTLIGHT
las vegas
morning
BLEND
FOX & friends
THE DR. DREW SHOW
HOSTED BY DR. DREW PINSKY

FEATURED TALKING HEAD ON

TV, RADIO, AND MEDIA

iHeart RADIO

SiriusXM PATRIOT

#MI22ION VETERANS • FAMILY • COMMUNITY

Entrepreneur MAGAZINE

Bloomberg

NEWSMAX

Planned appearances on regional and national media programs including Fox & Friends, Fox Business, NewsMax, New To The Street, Rush to Reason, Stacy On The Right, SiriusXM The Patriot. Also print media including American Shooting Journal, Men Magazine, Inside Archery and Entrepreneur Magazine is common practice. Andy preaches his pursuit of the American Dream and the American Rebel lifestyle as a contributor to a large number of media outlets along with discussing the hot news topics of the day.

MAXIMIZE THE AMERICAN REBEL

ANDY ROSS STORY


Lincoln Financial Field
STAND TALL · STAND PROUD · BE LOUD
AMERICAN REBEL light
HAPPY BIRTHDAY 250 AMERICA
STAND YOUR GROUND
BORN IN THE USA
AMERICAN REBEL® light
EST 1776
AMERICAN REBEL light
FOX & friends
MAXIMUM ARCHERY
WORLD TOUR
THE AMERICAN REBEL
Andy Ross
BURNING PATRIOTIC FUEL
AMERICA'S PATRIOTIC BRAND



AMERICAN REBEL
light
250
AMERICA
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
BORN IN THE USA

AMERICAN REBEL® beer

EST 1776



AMERICAN REBEL
light
250
AMERICA
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

AMERICANREBELBEER.COM

This presentation/marketing piece contains descriptions of past experiences and activities, of the Company and its Management. Not all of these will recur, and past performance is not indicative of future results. Not all past experiences and activities may be described, so the recipient should not rely on or believe that the entire history has been presented. This presentation is not to be read separately from the information available on the Company's landing page. Work has been done to align statements and information in this presentation to those presented in the Form C and its exhibits, so any information or comments made in this presentation that are different from those in the Form C and its exhibits should be ignored.

This presentation/marketing piece contains forward-looking statements. These statements may include the words "believe", "expect", "anticipate", "intend", "plan", "estimate", "project", "will", "may", "targeting" and similar expressions as well as statements other than statements of historical facts including, without limitation, those regarding the financial position, business strategy, plans, targets and objectives of the management of [American Rebel Licensing NIL I, Inc] (the "Company") for future operations (including development plans and objectives). Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may affect the Company's ability to implement and achieve the economic and monetary policies, budgetary plans, fiscal guidelines and other development benchmarks set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding the Company's present and future policies and plans and the environment in which the Company will operate in the future. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this presentation. The forward-looking statements in this marketing piece speak only as of the date of the Company's presentation of such and the Company expressly disclaims to the fullest extent permitted by law any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.